TEXAS INSTRUMENTS

Texas Instruments proposal for:

Wintegra

Winpath 2 ASIC Design

Strictly Private, For Wintegra Use Only

Revision	Date	Description
1.0	7/19/2004	Initial Version.
2.0	9/22/2004	Quote updated.
3.0	12/9/2004	Updated quote for new inputs from Wintegra and Flip Chip packaging.
4.0	6/1/2005	Updated quote for die area changes.

Texas Instruments Inc.

6/19/2005

TEXAS INSTRUMENTS

WINPATH 2 ASIC Proposal for

Wintegra

Texas Instruments is pleased to provide the following quotation for the design and implementation of the WINPATH 2 Application Specific Integrated Circuit.

I. ASIC Product Overview.

TI's Communications Infrastructure ASIC organization has the proven technology, the experienced people, and the management commitment to provide Wintegra with timely, low-risk, and cost-effective solutions for the WINPATH design.

TI is quoting our 130nm high performance technology to meet the requirements of the design. Please find some key highlights of the full quote listed below that TI feels are key differentiators and benefits TI is able to offer to Wintegra:

Technology

[†]

People

•	TI's Comunications Infrastructure has dedicated design and development engineering personnel worldwide to assist in:
• Local customer design support
• High-performance ASIC design
• I/O and macro creation
• Package development and modeling
• Signal integrity
• Program management

Manufacturing

•	TI owned and operated manufacturing facilities
•	Internal dual sourcing
• TI offers [†] owned and operated qualified fabs in the [†] technology node
•	"Experimental Units" prototyped within TI Dallas campus

______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 2

TEXAS INSTRUMENTS

II. Design Specifications.

TI has developed a technical proposal for the WINPATH 2 design per our understanding of the Wintegra requirements. Below is a summary of the proposal.

A. WINPATH 2 Design Summary

ASIC Product
Name	SIA Node	L(drawn)	Metal Layers	Core Voltage	I/O Voltage
[†]	[†]	[†]	[†]	[†]	[†]

Solution Summary
	High Performance	Mid Range
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]

Notes:

1.  [†]
2.  [†]
3.  [†]
4.  [†]

B. Package Summary

Package Summary
Package Type	Package Body Size	Ball Count	Ball Pitch
[†]	[†]	[†]	[†]

The package quoted is based on turnkey solution from ASE. TI and ASE continue technical discussions on feasibility of the [†] to meet the signal integrity, etc... needs of the Winpath 2 design. Discussions could lead to a different package requirement.
______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 3

TEXAS INSTRUMENTS

C. IP Requirements

Name
[†]	Custom development
[†]	Custom development
[†]	Custom development
[†]	TI IP
[†]	TI IP
[†]	TI IP
[†]	TI IP
[†]	Custom development

D. Custom Blocks

TI will own the physical design of the following Wintegra IP:

[†]

The design will be done based on a specification delivered by Wintegra. TI will run [†] to ensure specification items are met before handing back to Wintegra for Signoff Verification. The exact scope of the custom development (i.e. the break down of the IP into critical and less critical sub-blocks) is still under discussion and will be eventually defined in Wintegra's specification.

E. Custom I/O

[†]
______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 4

TEXAS INSTRUMENTS

III. Design Responsibilities, Engagement and Schedule

Texas Instruments believes all design requirements can be met using the [ †]. Please reference the technical documentation for recommended design practices and considerations, or contact the nearest TI Customer Design Center.

TI will provide local support through the Freising Germany Customer Design Center (CDC). This team will be available to support Wintegra throughout the entire design process including synthesis, timing verification, floorplanning, and timing closure.

The custom blocks will be supported by TI design teams in the [†] and [†] and the custom I/O by I/O development team in the US.

A. Design Responsibilities

Wintegra will implement the design using production-released systems (hardware and software) supported by Texas Instruments.

Task	Responsibility
[†]	TI
[†]	Wintegra
[†]	TI/Wintegra
[†]	Wintegra/TI
[†]	TI/Wintegra
[†]	TI/Wintegra
[†]	Wintegra
[†]	Wintegra
[†]	TI/Wintegra
[†]	TI/Wintegra
[†]	Wintegra/TI
[†]	Wintegra
[†]	TI
[†]	Wintegra
[†]	TI
[†]	TI
[†]	TI
[†]	TI/Wintegra
[†]	Wintegra/TI
[†]	Wintegra
[†]	Wintegra/TI
[†]	TI
[†]	TI
[†]	TI/Wintegra
[†]	TI

______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 5

TEXAS INSTRUMENTS

B. Schedule

At the design kickoff meeting, TI and Wintegra negotiated a detailed development schedule, outlining all the critical milestones and deliverables. The schedule shown below outlines several of the major milestones. The schedule is updated with all the known changes as of June 19 2005.

Schedule

Task	Duration	Target Date	Responsibility
Design Kickoff	[†]	[†]	Wintegra/TI
[†]	[†]	[†]	Wintegra
[†]	[†]	[†]	Wintegra/TI
[†]	[†]	[†]	Wintegra
[†]	[†]	[†]	Wintegra/TI
[†]	[†]	[†]	TI

______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 6

TEXAS INSTRUMENTS

IV. NRE

A. Summary of NRE charges for Winpath:

NRE Charges

Options	Winpath
Baseline NRE	$[†]
[†] Licensing NRE	$[†]
Total NRE	$[†]

The quoted Baseline NRE includes the following goods and services:
[†]

As an additional service to Wintegra, all Test Services are included in the Baseline NRE. Included in these services are all Insertion of Test Structures to ensure complete testability of the WINPATH design. The Baseline NRE does not include any special Design Services.
______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 7

TEXAS INSTRUMENTS

C. NRE Payment Terms:

Milestone	Amount
Design Award	$[†]
Release to PG	$[†]
Initial Verification Unit Shipment	$[†]

D. Termination of Design Service

Liability to TI for work performed prior to termination shall be based on actual costs incurred at the time of termination.

VI. Additional Engineering Services

A. Customer Requested Layout Changes

Charges for layout changes for customer design revisions are dependent on the extent of work required.

B. Redesigns

The NRE and schedule for a design re-spin is dependent on the nature of the changes made to the device and will include the entire cost of the masks and any engineering effort necessary to support the redesign.

______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 8

TEXAS INSTRUMENTS

VII. Verification Devices

TI offers our customers [†].

A. [†]

Upon successful completion and sign-off of the design specification and test vectors, TI will manufacture, assemble, test, and deliver [†] are assembled in a local, non-production qualified assembly facility, and tested using a limited set of the test program. In addition to [†] included in the NRE, TI will also support a limited number of additional [†]. [†] are assembled in our production facility and are also tested with a limited set of the test program. The maximum quantity of additional [†] is dependent on die and lot size.

B. Cycletime and Pricing

The table below outlines the cycletime and pricing for [†].

Verification Units Cycle time and Pricing

	Cycle time	Unit Price
[†]	Per design schedule	[†]
[†]	7 days after initial [†]	[†]
[†]	21 days after initial [†]	[†]

Notes:

• Orders must be placed prior to PG release.
• TDL must be archived prior to PG release.
• A [†] is allowed for all additional [†].

C. Termination of Additional Verification Units

Liability to TI work in progress for additional verification units orders shall be subject to the following cancellation provisions:

Section/Stage Commenced	Cancellation Charge
Release to PG	[†] of Order
Assembly Start	[†] of Order

______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 9

TEXAS INSTRUMENTS

VIII. Production Devices

A. Production Unit Pricing

TI utilizes a number of qualified manufacturing sites worldwide for fabrication, assembly and test of ASIC products. Production devices are manufactured using the standard Texas Instruments production flow, and will be tested in accordance with the ASIC Design Specifications.

Baseline Production Unit Pricing 2006-2007

[†]	[†]	[†]
[†]	[†]	[†]
[†]	[†]	[†]
* [†]

Notes:

1.  [†]
2.  [†]
3.  [†]

B. Termination of Production Units

Liability to TI work in progress for production orders shall be subject to the following cancellation provisions:

Section/Stage Commenced	Cancellation Charge
Wafer Start	[†]% of Order
Assembly Start	[†]% of Order

Customer is not entitled to work in progress.

C. Special Requirements:

TI understands that there are special requirements from a production standpoint such [†] required to support Wintegra customer shipments. TI and Wintegra continue to work together to align on how TI best supports these requirements.

______________
[†] Information redacted pursuant to a confidential treatment request by Wintegra, Inc. under 17 CFR §§ 200.80(b)(4) and 230.406 and submitted separately with the Securities and Exchange Commission.

ASIC Quotation	6/19/2005	Page 10

TEXAS INSTRUMENTS

IX. Terms

This proposal is valid for 30 days. TI standard ASIC Business Agreement will apply.

In witness whereof, TI and Customer have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date. In the event that the party who is the last to sign this Agreement does not execute and return to the other party a fully executed copy of this Agreement within fifteen (15) business days after the date this Agreement is executed by the first party to sign this Agreement, such first party's signature shall be automatically revoked and this Agreement shall have no force or effect.

Texas Instruments Incorporated	Wintegra LTD.

By: /s/ Steve Gustafson	By: /s/ Kobi Ben-Zvi
Name: Steve Gustafson	Name: Kobi Ben-Zvi

Title: Director, Europe ASIC	Title: CEO

Date: 6-20-2005	Date: June - 19 - 2005

ASIC Quotation	6/19/2005	Page 11